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                                                          EXHIBIT (24)



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our reports dated February 14, 1995, included in this Form 10-K, into the Lufkin Industries, Inc. previously filed Form S-8 Registration Statement File No. 33-36976.



                                       ARTHUR ANDERSEN LLP



                                       /s/ ARTHUR ANDERSEN LLP
                                       -----------------------



Houston, Texas

March 28, 1995